Exhibit 77Q

ITEM 77Q-1(a)(i)

Amended dated November 11, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust filed herewith.

ITEM 77Q-1(a)(ii)

Amendment dated November 11, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust filed herewith.

ITEM 77Q-1(a)(iii)

Amendment dated November 1, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.
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ITEM 77Q-1(a)(iv)

Amendment dated October 16, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust filed herewith.

ITEM 77Q-1(a)(v)

Amendment dated September 2, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust filed herewith.

ITEM 77Q-1(a)(vi)

Amendment dated August 25, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust filed herewith.

ITEM 77Q-1(a)(vii)

Amendment dated June 2, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.

ITEM 77Q-1(a)(viii)

Amendment dated April 21, 2003 to the Amended and Restated Declaration of Trust for ING Equity Trust as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.

ITEM 77Q-1(a)(ix)

Amended and Restated Declaration of Trust dated February 25, 2003 as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 14, 2004 and incorporated by reference herein.

ITEM 77Q-1(e)(i)

First Amendment to the Amended and Restated Schedule A to the Investment Management Agreement between ING Equity Trust and ING Investments LLC as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.

ITEM 77Q-1(e)(ii)

Second Amendment dated September 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Brandes Investment Partners LLC as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein..

ITEM 77Q-1(e)(iii)

First Amendment dated July 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Brandes Investment Partners LLC as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein..

ITEM 77Q-1(e)(iv)

First Amendment dated September 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Clarion CRA Securities LLP as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.

ITEM 77Q-1(e)(v)

Second Amendment dated July 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Clarion CRA Securities LLP. As filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2003 and incorporated by reference herein.

ITEM 77Q-1(e)(vi)

First Amendment dated September 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Aeltus Investment Management Inc. as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.
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ITEM 77Q-1(e)(vii)

Second Amendment dated July 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Aeltus Investment Management Inc. as filed in Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A on January 13, 2004 and incorporated by reference herein.

ITEM 77Q-1(e)(viii)

First Amendment dated September 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Aeltus Investment Management Inc.

ITEM 77Q-1(e)(ix)

Second Amendment dated July 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Aeltus Investment Management Inc.

ITEM 77Q-1(e)(x)

First Amendment dated September 1, 2003 to the Sub-Advisory Agreement between ING Investments LLC and Wellington Management Company LLP.

ITEM 77Q-1(e)(xi)

Sub-Advisory Agreement dated June 2, 2003 between ING Investment LLC and Wellington Management Company LLP as filed in Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A on September 30, 2003 and incorporated by reference herein.